UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 11, 2016 (October 5, 2016)

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)
212-790-0000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On October 5, 2016, Och-Ziff Capital Management Group LLC (the “Company”) completed its previously announced initial sale (the “Sale”) to certain of its executive managing directors of Class A Cumulative Preferred Units (the “Preferred Units”) in each of OZ Management LP, OZ Advisors LP and OZ Advisors II LP (each, a subsidiary of the Company and an “Operating Group Entity”) in an aggregate amount of $250 million pursuant to a securities purchase agreement, dated September 29, 2016 (the “Purchase Agreement”). Pursuant to the terms of the Purchase Agreement, the closing for the remaining $150 million of Preferred Units is expected to occur in January 2017, subject to the satisfaction of the conditions set forth in the Purchase Agreement.

Each Operating Group Entity executed a Unit Designation of the Preferences and Relative, Participating, Optional and Other Special Rights, Powers and Duties of the Preferred Units (the “Unit Designations”). The Company is also a party to each Unit Designation for the limited purposes described therein.

The other information required by this Item, including a description of the terms of the Unit Designations, is contained under the heading “Item 1.01. Entry into a Material Definitive Agreement” in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2016 and such information is incorporated herein by reference.

The foregoing description of the Unit Designations is subject to, and qualified in its entirety by reference to, the full text of the Unit Designations, which are attached hereto as Exhibits 4.1, 4.2 and 4.3 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1	Unit Designation of the Preferences and Relative, Participating, Optional, and Other Special Rights, Powers and Duties of Class A Cumulative Preferred Units of OZ Management LP
4.2	Unit Designation of the Preferences and Relative, Participating, Optional, and Other Special Rights, Powers and Duties of Class A Cumulative Preferred Units of OZ Advisors LP
4.3	Unit Designation of the Preferences and Relative, Participating, Optional, and Other Special Rights, Powers and Duties of Class A Cumulative Preferred Units of OZ Advisors II LP

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Registrant)

By:	/s/ Joel M. Frank
Joel M. Frank
Chief Financial Officer and Executive Managing Director
October 11, 2016

Exhibit No.	Description
4.1	Unit Designation of the Preferences and Relative, Participating, Optional, and Other Special Rights, Powers and Duties of Class A Cumulative Preferred Units of OZ Management LP
4.2	Unit Designation of the Preferences and Relative, Participating, Optional, and Other Special Rights, Powers and Duties of Class A Cumulative Preferred Units of OZ Advisors LP
4.3	Unit Designation of the Preferences and Relative, Participating, Optional, and Other Special Rights, Powers and Duties of Class A Cumulative Preferred Units of OZ Advisors II LP